May 10, 2002

                 SUPPLEMENT TO THE MAY 1, 2002 PROSPECTUSES FOR
                    PIONEER VARIABLE CONTRACTS TRUST OFFERING
                       PIONEER MID CAP VALUE VCT PORTFOLIO

The following replaces the section of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented section.

BASIC INFORMATION ABOUT PIONEER MID CAP VALUE VCT PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of companies included in the Russell Midcap Value Index. On April 30, 2002, the market value of companies in the index varied from $30 million to over $16 billion. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.





























                                                                   11889-00-0502
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds